Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No.52 to Registration Statement No. 002-74452 on Form N-1A of our reports dated February 23, 2010 for BlackRock Basic Value V.I. Fund, BlackRock Fundamental Growth V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock High Income V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Utilities and Telecommunications V.I. Fund and BlackRock Value Opportunities V.I. Fund; dated February 24, 2010 for BlackRock Balanced Capital V.I. Fund and BlackRock Total Return V.I. Fund; and dated February 25, 2010 for BlackRock Government Income V.I. Fund, (each a “Fund”) relating to the financial statements and financial highlights of each of the Funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), appearing in the Annual Report on Form N-CSR/A of the Company for the year ended December 31, 2009. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 16, 2010